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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 9, 2000

                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)





New York                           1-892                          34-0252680
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)


                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


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ITEM 5.  OTHER EVENTS

         On August 9, 2000, The B.F.Goodrich Company issued a press release announcing that Laurence Chapman, its Senior Vice President and Chief Financial Officer, has decided to leave the Company and that Ulrich (Rick) Schmidt, currently Vice President of Finance and Business Development for the Company's aerospace segment, will succeed him. A copy of such press release is filed as
Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company Press Release dated August 9, 2000 titled "BFGoodrich Announces CFO Succession".

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE B.F.GOODRICH COMPANY
                                      (Registrant)


Date:  August 9, 2000                 By:      /s/ Kenneth L. Wagner
                                               ---------------------------
                                               Kenneth L. Wagner
                                               Assistant Secretary


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